Stockholders' Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Stockholders' Equity
Stockholders' Equity
Changes to the number of shares of capital stock issued were as follows:

	Common stock issued		Exchangeable shares issued
	Class A	Class B(1)	Class A	Class B
	(Share amounts in millions)
Balance at December 29, 2012	2.6	164.2	2.9	19.3
Shares issued under equity compensation plans	—	2.7	—	—
Shares exchanged for common stock	—	0.3	—	(0.3)
Balance at December 31, 2013	2.6	167.2	2.9	19.0
Shares issued under equity compensation plans	—	1.3	—	—
Shares exchanged for common stock	—	1.4	—	(1.4)
Balance at December 31, 2014	2.6	169.9	2.9	17.6
Shares issued under equity compensation plans	—	1.0	—	—
Shares exchanged for common stock	—	1.6	—	(1.6)
Balance at December 31, 2015	2.6	172.5	2.9	16.0

(1)
During 2015, we repurchased Class B common shares which results in a lower number of outstanding shares compared to issued shares. See "Share Repurchase Program" below for further discussion. For all other classes, issued shares equal outstanding shares.

Exchangeable Shares
The Class A exchangeable shares and Class B exchangeable shares were issued by Molson Coors Canada Inc. ("MCCI") a wholly-owned subsidiary of the Company. The exchangeable shares are substantially the economic equivalent of the corresponding shares of Class A and Class B common stock that a Molson shareholder would have received in the Merger if the holder had elected to receive shares of Molson Coors common stock. Holders of exchangeable shares also receive, through a voting trust, the benefit of Molson Coors voting rights, entitling the holder to one vote on the same basis and in the same circumstances as one corresponding share of Molson Coors common stock.
Voting Rights
Each holder of record of Class A common stock, Class B common stock, Class A exchangeable shares and Class B exchangeable shares is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors. Our Class B common stock has fewer voting rights than our Class A common stock and holders of our Class A common stock have the ability to effectively control or have a significant influence over company actions requiring stockholder approval. Specifically, holders of Class B common stock voting together as a single class have the right to elect three directors of the Molson Coors Board of Directors, as well as the right to vote on certain additional matters as outlined in the our Restated Certificate of Incorporation (as amended, the “Certificate”), such as merger agreements that require approval under applicable law, sales of all or substantially all of the our assets to unaffiliated third parties, proposals to dissolve MCBC, and certain amendments to the Certificate that require approval under applicable law, each as further described and limited by the Certificate. The Certificate also provides that holders of Class A common stock and Class B common stock shall vote together as a single class, on an advisory basis, on any proposal to approve the compensation of MCBC's named executive officers.
Conversion Rights
The Certificate provides for the right of holders of Class A common stock to convert their stock into Class B common stock on a one-for-one basis at any time. The exchangeable shares are exchangeable at any time, at the option of the holder on a one-for-one basis for corresponding shares of Molson Coors common stock.
Share Repurchase Program
On February 10, 2015, we announced that our Board of Directors approved and authorized a new program to repurchase up to $1.0 billion of our Class A and Class B common stock. The number, price and timing of the repurchases will be at the Company’s sole discretion and will be evaluated depending on market conditions, liquidity needs or other factors. The Company’s Board of Directors may suspend, modify or terminate the program at any time without prior notice. This repurchase program replaces and supersedes any repurchase programs previously approved by the Board of Directors. Under Delaware state law, these shares are not retired, and the issuer has the right to resell any of the shares repurchased. Beginning in April 2015, under this program, we entered into accelerated share repurchase agreements (“ASRs”) with a financial institution. In exchange for up-front payments, the financial institution delivers shares of our common stock during the purchase periods of each ASR. The total number of shares ultimately delivered, and therefore the average repurchase price paid per share, was determined at the end of the applicable purchase period of each ASR based on the volume weighted-average price of our common stock during that period. The up-front payments for the treasury stock were accounted for as a reduction to shareholders’ equity in the consolidated balance sheet in the periods the payments are made. We reflected each ASR as a repurchase of common stock in the period delivered for purposes of calculating earnings per share and as forward contracts indexed to our own common stock. Each ASR met all of the applicable criteria for equity classification, and therefore, was not accounted for as a derivative instrument.
During 2015 we purchased a total of approximately 2 million shares of our Class B common stock under the new program for approximately $150 million. As a result of the pending Acquisition, we have suspended the new share repurchase program. As we pay down debt we will revisit our share repurchase program once deleveraging is well underway. There were no repurchases in 2014 or 2013.
Class B Common Stock Equity Issuance
In the first quarter of 2016, we completed an underwritten public offering of our Class B common stock, which increased the number of Class B common shares issued and outstanding. See Note 21, "Pending Acquisition" for further details.